NAME OF REGISTRANT:
TEMPLETON EMERGING MARKETS INCOME FUND
File No. 811-07866


EXHIBIT ITEM: Copies of any material amendments to the registrant's charter or by-laws

Amendment Dated October 23, 2018
to the Agreement and Declaration of Trust of Templeton Emerging
Markets Income Fund Dated December 2, 2003



WHEREAS, Article IX, Section I of the Agreement and Declaration of Trust (the "Declaration") provides that the Declaration may be amended by the Board of Trustees; and

WHEREAS, by resolution dated October 23, 2018, the Board authorized the Declaration to be amended as set forth below.

NOW, THEREFORE. the Declaration is hereby amended as follows:
Article III, Section 2 is replaced in its entirety as follows:
Section 2. SALE OF SHARES. Subject to the 1940 Act and applicable law, the Trust may sell its authorized but unissued shares of beneficial interest to such Persons, at such times, on such terms, and for such consideration as the Board of Trustees may from time to time authorize,

PROVIDED, HOWEVER that the Board of Trustees may, in its sole discretion, permit the Principal Underwriter to impose a sales charge upon any such sale; and further provided, that each such sale shall be subject to the 1940 Act, and the rules and regulations adopted thereunder. Every Shareholder by virtue of having become a Shareholder shall be deemed to have expressly assented and agreed to the terms of this Declaration of Trust and to have become bound as a party hereto.

Adopted and approved as of October 23, 2018 pursuant to authority delegated by the Board.


/s/ Lori A. Weber
Lori A. Weber
Vice President & Secretary